UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 3, 2006

OWENS-ILLINOIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio		43551-2999
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (567) 336-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers

On October 3, 2006, Owens-Illinois, Inc. (the "Company") announced the appointment of L. Richard Crawford to the newly created position of President, Global Glass Operations.

During the last five years, Mr. Crawford has held the following positions with the Company:  President, Latin America Glass, 2005-2006; Vice President, Director of Operations and Technology for O-I Europe, 2004-2005; Vice President of Global Glass Technology, 2002-2004; Vice President, Manufacturing Manager of Domestic Glass Container, 2000-2002.

The Company's news release announcing Mr. Crawford’s appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006	OWENS-ILLINOIS, INC.
(registrant)

	By:	/s/ Edward C. White
Name: Edward C. White
	Its:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Owens-Illinois, Inc. press release dated October 3, 2006.